SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      December 13, 2002

SALEM COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-26497	77-0121400

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

4880 Santa Rosa Road, Camarillo, California	93012

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code     (805) 987-0400

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Exhibits.
SIGNATURE
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 5.1
EXHIBIT 10.1
EXHIBIT 12.1
EXHIBIT 25.1

Item 5.    Other Events.

     In April 2002, Salem Communications Corporation (the “Company”), its wholly-owned subsidiary Salem Communications Holding Corporation (“Salem Holding”) and the other then existing subsidiaries of the Company, filed as co-registrants pursuant to Rule 415 under the Securities Act of 1933, as amended, a registration statement on Form S-3 (File No. 333-86580), which was declared effective on May 20, 2002. On December 17, 2002, the co-registrants filed pursuant to Rule 424(b) under the Securities Act a prospectus supplement to the registration statement, dated December 13, 2002, relating to the offer and sale of $100,000,000 of Salem Holding’s 7 3/4% senior subordinated notes due 2010 (the “Notes”), which are guaranteed by the Company and certain of its subsidiaries. In connection with the issuance of the Notes and related guarantees, the Company is filing certain exhibits to this Form 8-K.

     In addition, the Company and Salem Holding today announced that Salem Holding has entered into an amendment to its credit agreement, which among other things, permits Salem Holding to issue the Notes, to redeem or repurchase all of its 9 1/2% senior subordinated notes due 2007 and to make additional borrowings for such purposes. A copy of the amendment to the credit agreement is filed as Exhibit 10.1 to this Form 8-K.

Item 7.    Exhibits.

     (c)  Exhibits:

     The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 13, 2002, by and among Salem Holding, the guarantors listed therein and the underwriters listed on the first page thereof with respect to the issuance and sale of the Notes and related guarantees.

4.1	Indenture, dated as of December 23, 2002, by and among Salem Holding, the Company and The Bank of New York, as trustee, with form of Note incorporated.

5.1	Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the legality of the Notes and related guarantees.

10.1	Amendment No. 3 to the Fourth Amended and Restated Credit Agreement, dated as of December 16, 2002, by and among Salem Holding, The Bank of New York, in its individual capacity and as administrative agent for the lenders thereunder, and the lenders party thereto.

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Exhibit No.	Description

12.1	Statement re Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Gibson Dunn & Crutcher LLP (included as part of Exhibit 5.1).

25.1	Statement of Eligibility of Trustee on Form T-1.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: December 19, 2002	By:	/s/ Jonathan L. Block Jonathan L. Block Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 13, 2002, by and among Salem Holding, the guarantors listed therein and the underwriters listed on the first page thereof with respect to the issuance and sale of the Notes and related guarantees.

4.1	Indenture, dated as of December 23, 2002, by and among Salem Holding, the Company and The Bank of New York, as trustee, with form of Note incorporated.

5.1	Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the legality of the Notes and related guarantees.

10.1	Amendment No. 3 to the Fourth Amended and Restated Credit Agreement, dated as of December 16, 2002, by and among Salem Holding, The Bank of New York, in its individual capacity and as administrative agent for the lenders thereunder, and the lenders party thereto.

12.1	Statement re Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Gibson Dunn & Crutcher LLP (included as part of Exhibit 5.1).

25.1	Statement of Eligibility of Trustee on Form T-1.

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